SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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POLONIA BANCORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[Polonia Bancorp Logo]

April 14, 2008

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Polonia Bancorp (the “Company”). The meeting will be held at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania, on Tuesday, May 20, 2008 at 8:00 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously voted.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Anthony J. Szuszczewicz
Anthony J. Szuszczewicz
Chairman, President and Chief Executive Officer

POLONIA BANCORP
3993 HUNTINGDON PIKE, 3rd FLOOR
HUNTINGDON VALLEY, PENNSYLVANIA 19006
(215) 938-8800

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	8:00 a.m., local time, on Tuesday, May 20, 2008.

PLACE	Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania.

ITEMS OF BUSINESS	(1) To elect two directors to serve for a term of three years.

(2) To ratify the selection of S.R. Snodgrass, A.C. as our independent registered public accounting firm for 2008.

(3) To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a stockholder at the close of business on March 31, 2008.

PROXY VOTING
It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

/s/ Paul D. Rutkowski Paul D. Rutkowski Chief Financial Officer and Corporate Secretary April 14, 2008

POLONIA BANCORP

PROXY STATEMENT

General Information

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Polonia Bancorp for the 2008 annual meeting of stockholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Polonia Bancorp as the “Company,” “we,” “our” or “us.”

Polonia Bancorp is the holding company for Polonia Bank. In this proxy statement, we may also refer to Polonia Bank as the “Bank.”

We are holding the 2008 annual meeting at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania, on Tuesday, May 20, 2008 at 8:00 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about April 14, 2008.

Information About Voting

Who Can Vote at the Meeting

You are entitled to vote the shares of Polonia Bancorp common stock that you owned as of the close of business on March 31, 2008. As of the close of business on March 31, 2008, a total of 3,306,250 shares of Polonia Bancorp common stock were outstanding, including 1,818,437 shares of common stock held by Polonia MHC. Each share of common stock has one vote.

The Company’s charter provides that, until January 11, 2012, record holders of the Company’s common stock, other than Polonia MHC, who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of Polonia Bancorp in one of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly through the Polonia Bancorp Stock Fund (the “Stock Fund”) in the Polonia Bank Retirement Plan (the “401(k) Plan”) or the Polonia Bank Employee Stock Ownership Plan (the “ESOP”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Polonia Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect two directors to serve a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of S.R. Snodgrass, A.C. as our independent registered public accounting firm for 2008, the affirmative vote of a majority of the shares representated at the annual meeting and entitled to vote is required.

Routine and Non-Routine Proposals.  The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal because the proposal is non-routine and has not received voting instructions from the beneficial owner. The election of directors and the ratification of S.R. Snodgrass, A.C. as our independent registered public accounting firm for 2008 are currently considered routine matters.

How We Count Votes.  If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the selection of the independent registered public accountants, abstentions will have the same effect as a negative vote on the proposal.

Because Polonia MHC owns in excess of 50% of the outstanding shares of Polonia Bancorp common stock, the votes it casts will ensure the presence of a quorum and determine the outcome of Proposal 1 (Election of Directors) and Proposal 2 (Appointment of Independent Registered Public Accounting Firm).

Voting by Proxy

The Board of Directors of Polonia Bancorp is sending you this proxy statement to request that you allow your shares of Polonia Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Polonia Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” both of the nominees for director and “FOR” ratification of S.R. Snodgrass, A.C. as the independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your Polonia Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the ESOP, 401(k) Plan or Equity Incentive Plan

If you participate in the equity incentive plan, the ESOP or if you have invested in Company common stock through the Stock Fund in the 401(k) Plan, you will receive a voting instruction card for each plan that will reflect all the shares that you may direct the trustees to vote on your behalf under the respective plans. Under the terms of the ESOP, all allocated shares of Polonia Bancorp common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. All unallocated shares of Polonia Bancorp common stock held by the ESOP and all allocated shares for which no timely voting instructions are received, are voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, participants investing in the Stock Fund through the 401(k) Plan may direct the Stock Fund trustee how to vote the shares credited to their accounts. The Stock Fund trustee will vote all shares for which it does not receive timely instructions from participants based on the final results of the tabulation. Under the Equity Incentive Plan, participants may direct the plan trustee how to vote the unvested shares underlying their restricted stock awards. The plan trustee will vote all shares held in the trust for which it does not receive timely instructions as directed by Polonia Bancorp. The deadline for returning your voting instruction cards is May 13, 2008.

Corporate Governance
Director Independence

The Company’s Board of Directors consists of six members who are elected for terms of three years, one-third of whom are elected annually. All of the directors are independent under the current listing standards of The NASDAQ Stock Market, except for Mr. Szuszczewicz who is the Chairman of the Board, President and Chief Executive Officer of the Company and the Bank. In determining the independence of its directors, the Board considered transactions, relationships or arrangements between the Company, the Bank and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including loans that Polonia Bank has directly or indirectly made to Directors Byrne, Johnston and Woltjen.

Corporate Governance Policies

The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operation of the Board of Directors; the establishment and operation of board committees; succession planning; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the chief executive officer.

Committees of the Board of Directors

The following table identifies the Company’s standing committees and their members as of March 31, 2008. The Board’s Audit, Compensation and Nominating and Corporate Governance Committees each operate under a written charter that is approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually. Each of the charters for the committees was included as an appendix to the Company’s Proxy Statement for the fiscal year 2006.

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee

Dr. Eugene Andruczyk	X	X	X
Frank J. Byrne	X	*	X
Gordon R. Johnston, III	*	X	X
Edward W. Lukiewski	X	X	X
Anthony J. Szuszczewicz		X	*
Robert J. Woltjen	X	X	X
Number of Meetings in 2008	4	1	1
* Denotes Chairperson

Audit Committee. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The committee also receives and reviews all the reports and findings and other information presented to them by the Company’s officers regarding financial reporting policies and practices. The committee selects the independent registered public accounting firm and meets with them to discuss the results of the annual audit and any related matters. Each member of the Audit Committee is independent in accordance with the listing standards of The NASDAQ Stock Market. The Board of Directors has determined that Mr. Johnston is an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission.

Compensation Committee. The Compensation Committee is responsible for all matters regarding the Company’s and the Bank’s employee compensation and benefit programs. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer (“CEO”) and other executive officers’ compensation including base salary, annual incentive, long-term incentives/equity, benefits and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Our CEO develops recommendations for the Compensation Committee regarding the appropriate range of annual salary increases of our employees. Our CEO does not participate in Compensation Committee discussions or the review of Compensation Committee documents relating to the determination of his compensation.

Nominating and Governance Committee. The Company’s Nominating and Governance Committee is responsible for the annual selection of management’s nominees for election as directors and developing and implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to the Company’s corporate governance policy.

Minimum Qualifications. The Nominating and Governance Committee has adopted a set of criteria that it considers when it selects individuals not currently on the Board of Directors to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation, a residency requirement, a stock ownership requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate must also meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Governance Committee will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:

•	contributions to the range of talent, skill and expertise appropriate for the Board;
•
financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;
•	personal and professional integrity, honesty and reputation;
•	the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;
•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence under applicable Securities and Exchange Commission and listing definitions; and
•	current equity holdings in the Company.

The committee will also consider any other factors it deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by Polonia Bancorp. The Nominating and Governance Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating and Governance Committee has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria, which are discussed in more detail below. If such individual fulfills these criteria, the Nominating and Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Consideration of Recommendation by Stockholders. It is the policy of the Nominating and Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Governance Committee’s resources, the Nominating and Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating and Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairperson of the Nominating and Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
The name and address of the stockholder making the recommendation, as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Governance Committee at least 30 days before the date of the annual meeting.

Board and Committee Meetings

During the year ended December 31, 2007, the Boards of Directors of the Company and the Bank each held 12 meetings. No director attended fewer than 75% of the meetings of the Board of Directors and Board committees on which they served in 2007.

Director Attendance at Annual Meeting of Stockholders

The Board of Directors encourages directors to attend the annual meeting of stockholders. All directors attended the 2007 annual meeting of stockholders.

Code of Ethics and Business Conduct

Polonia Bancorp has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Audit Committee Report

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee oversees the Company’s internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 114 (Communication With Those Charged With Governance), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

Audit Committee of the Polonia Bancorp Board of Directors

Gordon R. Johnston, III - Chairperson
Dr. Eugene Andruczyk
Frank J. Byrne
Edward W. Lukiewski
Robert J. Woltjen

Directors’ Compensation
The following table sets forth the compensation received by non-employee directors for their service on the Company and the Bank Board of Directors during 2007. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Dr. Eugene Andruczyk	$19,400	$2,031	$1,571	$1,224	$24,226
Frank J. Byrne	19,400	2,031	1,572	1,286	24,289
Gordon R. Johnston	–	2,030	1,572	–	3,602
Edward W. Lukiewski	19,400	2,030	1,572	114,276	137,278
Robert J. Woltjen	19,400	2,030	1,572	825	23,827

(1)
Reflects the compensation expense recognized for financial statement reporting purposes in accordance with Statement on Financial Accounting Standards No. 123R, “Accounting for Stock-Based Compensation” (“FAS 123R”). The amounts were calculated based upon the Company’s stock price of $9.40 on the date of grant. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. See footnote 1 to the directors and executive officers stock ownership table under “Stock Ownership” for the aggregate number of unvested restricted stock award shares held in trust by each director at fiscal year-end.

(2)
Reflects the compensation expense recognized for financial statement reporting purposes in accordance with FAS 123(R). The grant date fair value for options granted in 2007 was $2.91. The Company uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards. For further information on the assumptions used to compute the fair value, see Note 12 to the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007. The actual value, if any, realized by a director from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, there is no assurance that the value realized by a director will be at or near the value estimated above. As of December 31, 2007, each non-employee director held 8,100 options to purchase shares of Polonia Bancorp common stock.

(3)	Items of “All Other Compensation” that exceeded $25,000 include a contribution of $104,483 to Mr. Lukiewski’s Supplemental Retirement Plan.

Supplemental Retirement Plan for Edward W. Lukiewski. Effective June 1, 1995, the Bank entered into a supplemental retirement plan with Mr. Lukiewski, a current director of the Bank, the Company and Polonia MHC who formerly served as President of the Bank. Under this arrangement, Mr. Lukiewski currently receives a supplemental pension benefit of $104,483 per year, payable for the remainder of his lifetime in monthly installments, and adjusted each June for inflation based on the rate of increase of the consumer price index, as published by the Department of Labor. The Bank also pays the premiums for certain insurance policies currently in effect on Mr. Lukiewski’s life and health insurance premiums for Mr. Lukiewski and his spouse. The Bank incurred costs of $9,792 and $9,681 for these life and health insurance premiums during the years ended 2007 and 2006, respectively. In the event of Mr. Lukiewski’s death, his surviving spouse would receive an annual benefit of $50,000 for the remainder of her lifetime as well as continued health benefits. The Bank has entered into a grantor or “rabbi” trust agreement to hold assets that the Bank may contribute for the purpose of making benefit payments under the Supplemental Retirement Plan with Mr. Lukiewski described above. Funds held in the trust remain at all times subject to the claims of the Bank’s creditors in the event of the Bank’s insolvency.

Director Fees.  Each non-employee director of the Bank receives an annual retainer of $17,400. Directors do not receive any compensation for their service on the Boards of Directors of the Company or Polonia MHC. Each member of the Company’s Audit Committee receives $500 per meeting attended.

Stock Ownership

The following table provides information as of March 31, 2008 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding

Polonia MHC 3993 Huntingdon Pike, 3rd Floor Huntingdon Valley, Pennsylvania 19006	1,818,437	55.0%

PL Capital Group(1) 20 East Jefferson Avenue, Suite 22 Naperville, Illinois 60540	232,336	7.0%

(1)
Based exclusively on a Schedule 13D/A filed with the Securities and Exchange Commission on May 31, 2007, which was filed jointly by the following parties: Financial Edge Fund, L.P., Financial Edge—Strategic Fund, L.P., Goodbody/PL Capital, L.P., PL Capital LLC, Goodbody/PL Capital, LLC, PL Capital Advisors, LLC, John W. Palmer, Richard J. Lashley and PL Capital Offshore, Ltd. All of the filers of this Schedule 13D/A are collectively referred to as the “PL Capital Group.”

The following table provides information as of March 31, 2008 about the shares of Polonia Bancorp common stock that may be considered to be beneficially owned by each director or nominee for director of the Company, by those executive officers of the Company listed in the Summary Compensation Table that follows and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

Name	Number of Shares Owned (1)(2)	Percent of Common Stock Outstanding

Directors:

Dr. Eugene Andruczyk	23,816	*
Frank J. Byrne	27,240	*
Gordon R. Johnston, III	23,240	*
Edward W. Lukiewski	23,840	*
Anthony J. Szuszczewicz	48,200	1.5%
Robert J. Woltjen	24,660	*

Executive Officers Who Are Not Also Directors:

Kenneth J. Maliszewski	39,000	1.2
Paul D. Rutkowski	39,800	1.2

All directors and executive officers as a group (8 persons)	249,796	7.6

*Represents less than 1% of the Company’s outstanding shares.

(1)
Includes unvested shares of restricted stock awards held in trust, with respect to which the beneficial owner has voting but not investment power as follows: Messrs. Andruczyk, Byrne, Johnston, Lukiewski and Woltjen—3,240 shares each; and Messrs. Maliszewski, Rutkowski and Szuszczewicz—16,200 shares each.

(2)
Includes shares allocated to the account of the individuals under the ESOP with respect to which the individual has voting but not investment power as follows: Mr. Szuszczewicz—1,423 shares; Mr. Rutkowski—946 shares; and Mr. Maliszewski—946 shares. Includes shares held in the 401(k) Plan accounts with respect to which the individual has voting but not investment power as follows: Mr. Szuszczewicz—32,000 shares; Mr. Rutkowski—23,600 shares; and Mr. Maliszewski—22,800 shares.

Proposal 1 C Election of Directors

The Company’s Board of Directors consists of six members who are elected for terms of three years, one-third of whom are elected annually. The Board of Directors’ nominees for election this year to serve for a three-year term or until their respective successors have been elected and qualified are Messrs. Lukiewski and Johnston.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of both nominees.

Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each person has held his or her current occupation for the last five years. Ages presented are as of December 31, 2007. There are no family relationships among the directors or executive officers.

Nominees for Election of Directors

Edward W. Lukiewski served as President of Polonia Bank from 1988 until 1995 and is currently retired. Age 83.  Director of Polonia Bank since 1948 and director of Polonia Bancorp and Polonia MHC since their formation.

Gordon R. Johnston, III is a certified public accountant and co-owner of St. Clair CPAs, P.C. Age 45. Director of Polonia Bank since 2006 and director of Polonia Bancorp and Polonia MHC since their formation.

Directors Continuing in Office

The following directors have terms ending in 2009:

Robert J. Woltjen is the President and General Manager of Fairmount Pharmacy, Inc. Age 42. Director of Polonia Bank since 2006 and director of Polonia Bancorp and Polonia MHC since their formation.

Anthony J. Szuszczewicz has been the Chairman of the Board, President and Chief Executive Officer of Polonia Bank, Polonia Bancorp and Polonia MHC since 1995, 2007 and 2007, respectively. Age 67. Director of Polonia Bank since 1984 and director of Polonia Bancorp and Polonia MHC since their formation.

The following directors have terms ending in 2010:

Dr. Eugene Andruczyk is a self-employed physician. Age 59.  Director of Polonia Bank since 1995 and director of Polonia Bancorp and Polonia MHC since their formation.

Frank J. Byrne is the owner of a restaurant, Byrnes Tavern and Crabs, located in Philadelphia. Age 60. Director of Polonia Bank since 1995 and director of Polonia Bancorp and Polonia MHC since their formation.

Executive Officers

The executive officers of Polonia Bancorp, who are also the executive officers of Polonia Bank, are elected annually by the Board of Directors and serve at the Board’s discretion. The executive officers of the Company and the Bank are:

Name	Position

Anthony J. Szuszczewicz	Chairman, President and Chief Executive Officer

Paul D. Rutkowski	Chief Financial Officer and Corporate Secretary

Kenneth J. Maliszewski	Senior Vice President

Below is information regarding our executive officers who are not also directors. Unless otherwise stated, each executive officer has held his current position for at least the last five years. Ages presented are as of December 31, 2007.

Paul D. Rutkowski has served as Chief Financial Officer of Polonia Bank since 2005 and Corporate Secretary since 2006. Mr. Rutkowski served as Controller and Treasurer of Polonia Bank from 1992 to 2005. Mr. Rutkowski has served as Chief Financial Officer and Corporate Secretary of Polonia Bancorp and Polonia MHC since their formation. Age 48.

Kenneth J. Maliszewski has served as Senior Vice President of Polonia Bank since 2005. Mr. Maliszewski previously served as Vice President of Polonia Bank from 1993 to 2005. Mr. Maliszewski has served as Senior Vice President of Polonia Bancorp and Polonia MHC since their formation. Age 63.

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed S.R. Snodgrass, A.C. to be the Company’s independent registered public accounting firm for the 2008 fiscal year, subject to ratification by stockholders. A representative of S.R. Snodgrass, A.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes represented at the annual meeting and entitled to vote, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

Audit Fees

The following table sets forth the fees billed by S.R. Snodgrass, A.C. to the Company for the fiscal years ending December 31, 2007 and December 31, 2006.

	2007	2006

Audit Fees(1)	$74,929	$67,204
Audit-Related Fees(2)	–	44,533
Tax Fees(3)	12,049	44,230
All other fees	–	–

(1)   Includes fees for the financial statement audit and quarterly reviews.
(2)   Includes fees related to the initial public offering of Polonia Bancorp.
(3)   Includes fees related to tax compliance, tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services by the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services.

During the year ended December 31, 2007, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Executive Compensation

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the Chief Executive Officer and the two other most highly compensated executive officers of the Company who served in such capacities at December 31, 2007. These three officers are referred to as the “named executive officers” in this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)

Anthony J. Szuszczewicz Chairman, President and Chief Executive Officer	2007 2006	$275,000 270,000	$	– 30,000	$10,152 –	$7,859 –	$193,038 213,732	(3)	$486,049 513,732

Paul D. Rutkowski Chief Financial Officer and Corporate Secretary	2007 2006	$150,000 140,000		– 10,000	$10,152 –	$7,859 –	$44,648 42,367		$212,659 192,367

Kenneth J. Maliszewski Senior Vice President	2007 2006	$150,000 140,000		– 10,000	$10,152 –	$7,859 –	$46,493 42,580		$215,504 192,580

(1)
These amounts represent the compensation expense recognized for financial statement reporting purposes in accordance with FAS 123(R) on outstanding restricted stock awards for each of the named executive officers. The amounts were calculated based upon the Company’s stock price of $9.40 on the date of grant. When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.

(2)
These amounts represent the compensation expense recognized for financial statement reporting purposes in accordance with FAS 123(R) for outstanding stock option awards for each of the named executive officers. The grant date fair value for options granted in 2007 was $2.91. The Company uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards. For further information on the assumptions used to compute the fair value, see Note 12 to the Notes to the Financial Statements contained in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2007. The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, there is no assurance that the value realized by an executive officer will be at or near the value estimated above.

(3)
Individual items of all other compensation that exceeded $25,000 include $31,105 representing the imputed economic benefit of employer-paid premiums under a split-dollar life insurance arrangement and related tax indemnification payments and a $84,933 contribution to Polonia Bank’s non-qualified deferred compensation plan for the benefit of Mr. Szuszczewicz. All other compensation also includes club dues and automobile allowances.

Employment Agreements. The Bank and the Company have each entered into employment agreements with Messrs. Szuszczewicz, Rutkowski and Maliszewski. Each employment agreement was entered into effective January 11, 2007 and had an initial term of three years. On each anniversary of the date of the agreements the respective Boards of Directors may extend the agreements for an additional year, unless the executive elects not to extend the term. As a result of extensions approved by the Boards of Directors, each executives’ employment agreement currently has a term through January 11, 2011. Under the agreements, Mr. Szuszczewicz will serve as Chairman, President and Chief Executive Officer, Mr. Rutkowski will serve as Chief Financial Officer and Corporate Secretary and Mr. Maliszewski will serve as Senior Vice President. Among other things, the employment agreements provide for minimum salaries of $275,000, $150,000 and $150,000 for Messrs. Szuszczewicz, Rutkowski and Maliszewski, respectively, participation in discretionary bonuses or other incentive compensation provided to senior management, and participation in stock benefit plans and other fringe benefits applicable to executive personnel.

Under the terms of their employment agreements, each named executive officer is subject to a one year non-compete if he terminates his employment for good reason (as defined in the agreement) or he is terminated without cause (as defined in the agreement).

See “Potential Post-Termination Benefits” for a discussion of the benefits and payments the named executive officers may receive under their employment agreements upon their separation of service from the Bank and the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of December 31, 2007.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)

Anthony J. Szuszczewicz	40,501	(1)	$9.40	8/21/2017	16,200	$149,850

Paul D. Rutkowski	40,501	(1)	$9.40	8/21/2017	16,200	$149,850

Kenneth J. Maliszewski	40,501	(1)	$9.40	8/21/2017	16,200	$149,850

(1) These stock options vest at the rate of 20% per year commencing on August 21, 2008.
(2) These restricted stock grants vest at the rate of 20% per year commencing on August 21, 2008.
(3) Based upon the Company’s closing stock price of $9.25 on December 31, 2007.

Retirement Benefits

Supplemental Executive Retirement Plan for Anthony J. Szuszczewicz. The Bank maintains a supplemental executive retirement plan agreement with Mr. Szuszczewicz. The agreement provides that, following Mr. Szuszczewicz’ retirement on or after age 62, or upon his termination due to disability, he will receive an annual retirement benefit in the form of a single life annuity, payable in annual installments, equal to 60% of his annual gross taxable income, as reported on Form W-2, for the last full year of his employment. The annual benefit will increase annually by the greater of 4% or the increase in the consumer price index, as published by the Department of Labor. Under the agreement, the Bank also agrees to provide post-retirement health insurance benefits for Mr. Szuszczewicz and his dependents on a basis substantially equivalent to the coverage provided by the Bank prior to his retirement.

If Mr. Szuszczewicz is terminated for cause, as defined in the agreement, or if he terminates employment voluntarily and subsequently accepts employment with another financial institution in the Philadelphia area without the Bank’s consent, he will forfeit the supplemental retirement benefit. The Bank has entered into “rabbi” trust agreements to hold assets the Bank may contribute for the purpose of making benefit payments under the supplemental executive retirement plan agreement with Mr. Szuszczewicz. Funds held in trust remain at all times subject to the claims of the Bank’s creditors in the event of the Bank’s insolvency.

Supplemental Executive Retirement Plan for Paul D. Rutkowski and Kenneth J. Maliszewski. The Bank also maintains a supplemental executive retirement plan that provides for the payment of supplemental retirement benefits to Messrs. Rutkowski and Maliszewski. The annual retirement benefit for each executive under the supplemental executive retirement plan is $50,000 per year, payable annually for 20 years following termination of employment. If the executive terminates employment prior to his normal retirement age (age 65), the annual benefit will commence upon the earlier of the date that is five years following the executive’s termination date or the date the executive would have attained the normal retirement age. No benefits are payable under the supplemental executive retirement plan upon an executive’s termination for cause (as defined in the plan).

Non-Qualified Deferred Compensation Plan. The Bank has established a non-qualified deferred compensation plan, effective as of January 1, 1995, to assist certain employees designated by the Board as participants in maximizing their allowable deferrals under the 401(k) Plan. The Board has designated Messrs. Szuszczewicz, Rutkowski and Maliszewski as participants in the deferred compensation plan. Under the plan, participants must elect by December 31st of the preceding calendar year to defer a certain amount into the plan. Upon completion of the non-discrimination testing of the 401(k) Plan required by the Internal Revenue Code, the Bank determines the maximum amount of elective deferrals each participant could have made to the 401(k) Plan for the preceding year. The lesser of the additional amounts resulting from the non-discrimination testing or the employee’s advance deferral amount is either paid to the participant by March 15th of the following plan year or contributed directly to the plan, in accordance with the participant’s election. The Bank also has discretion to make additional contributions to the deferred compensation plan on behalf of participants. Participants are 100% vested in their elective deferrals to the deferred compensation plan; participants vest in the Bank’s contributions at the rate of 20% per year, becoming fully vested after five years of participation in the plan. Participants are automatically 100% vested in the Bank’s contributions if they terminate employment due to normal retirement. Participants elect at the time of deferral whether they will receive distributions in the form of a lump sum payment or monthly, quarterly or annual installments. If the participant fails to elect a form of payment, benefits will be automatically paid in annual installments over the life expectancy of the participant.

Supplemental Executive Retirement Plan. The Bank has implemented a supplemental executive retirement plan to provide for supplemental retirement benefits with respect to the ESOP. The plan provides participating executives with benefits otherwise limited by certain provisions of the Internal Revenue Code or the terms of the ESOP loan. Specifically, the plan provides a benefit to eligible officers (those designated by the Board of Directors of the Bank) that cannot be provided under the ESOP as a result of limitations imposed by the Internal Revenue Code, but that would have been provided under the plan, but for the Internal Revenue Code limitations. The Bank has designated Mr. Szuszczewicz as a participant in the supplemental executive retirement plan. In the future, the Board of Directors may designate other officers as participants.

Split-Dollar Life Insurance Agreements.  Polonia Bank maintains individual split-dollar life insurance agreements with Messrs. Rutkowski and Maliszewski to encourage the officers to continue to render high quality service to Polonia Bank in exchange for financial protection for their beneficiaries in the event of an officer’s death. The death benefits provided under the split-dollar life insurance agreements are funded through bank-owned life insurance policies. Polonia Bank pays all of the life insurance premiums. See“Potential Post-Termination Benefits” for a description of the benefits provided under the agreements.

The Bank may utilize a grantor trust in connection with the supplemental executive retirement plan, in order to set aside funds that ultimately may be used to pay benefits under the plan. The assets of the grantor trust will remain subject to the claims of the Bank’s general creditors in the event of insolvency, until paid to a participant according to the terms of the supplemental executive retirement plan.

Potential Post-Termination Benefits

Payments Made Upon Termination for Cause. If any named executive officer is terminated for cause, he will receive his base salary through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

Payments Made Upon Termination without Cause or for Good Reason. The employment agreements for the named executive officers provide for termination for cause, as defined in the employment agreements, at any time. If Polonia Bancorp or Polonia Bank elects to terminate a named executive officer for reasons other than for cause, or if the named executive officer resigns after specified circumstances that would constitute constructive termination, the named executive officers (or, in the event of death, their beneficiaries) are entitled to a lump sum severance payment equal to the base salary payments due for the remaining term of the employment agreements, along with all contributions that would have been made on behalf of the executives during the remaining term of the agreements pursuant to any of Polonia Bancorp’s or Polonia Bank’s employee benefit plans. In addition, Polonia Bancorp or Polonia Bank would continue and/or pay for each executive’s life, medical, disability and dental coverage for the remaining term of the employment agreement.

Pursuant to the supplemental retirement plan for Messrs. Rutkowski and Maliszewski, the annual retirement benefit for each executive under the supplemental executive retirement plan is $50,000 per year, payable annually for 20 years following termination of employment. If the executive terminates employment prior to his normal retirement age (age 65), the annual benefit will commence upon the earlier of the date that is five years following the executive’s termination date or the date the executive would have attained the normal retirement age.

Participants under the Bank’s non-qualified deferred compensation plan are automatically 100% vested in the Bank’s contributions upon involuntary termination of employment other than for gross misconduct or dishonesty.

Payments Made Upon Disability. The employment agreements for the named executive officers provide that if they become disabled and their employment is terminated, they will be entitled to disability pay equal to 100% of their bi-weekly base salary in effect at the date of termination. They would continue to receive disability payments until the earlier of: (1) the date they return to full employment with us, (2) their death, (3) attainment of age 65, or (4) the date their employment agreements would have terminated had their employment not terminated because of disability. All disability payments would be reduced by the amount of any disability benefits payable under our disability plans. In addition, each named executive officer would continue to be covered to the greatest extent possible under all benefit plans in which they participated before their disability as if they were actively employed by us.

Pursuant to the supplemental retirement plan for Mr. Szuszczewicz, the agreement provides that, upon his termination due to disability, he will receive an annual retirement benefit in the form of a single life annuity, payable in annual installments, equal to 60% of his annual gross taxable income, as reported on Form W-2, for the last full year of his employment. The annual benefit will increase annually by the greater of 4% or the increase in the consumer price index, as published by the Department of Labor. Upon a termination due to disability, Mr. Szuszczewicz will receive the annual retirement benefit described above, offset by any amounts received under the Bank’s long-term disability plan.

Participants in the Bank’s non-qualified deferred compensation plan are automatically 100% vested in the Bank’s contributions if they terminate employment due to disability.

Upon termination due to death or disability, outstanding stock options granted pursuant to our 2007 Equity Incentive Plan automatically vest and remain exercisable until the earlier of one year from the date of termination due to disability or the expiration date of the stock options. Restricted stock awards granted to these officers under the plan also vest in full upon termination due to disability.

Payments Made Upon Death. The employment agreements for the named executive officers provide that they are entitled to receive the compensation due to them through the end of the month in which their death occurs.

Pursuant to the supplemental retirement plan for Mr. Szuszczewicz, upon his death, his spouse becomes entitled to a lump sum death benefit of $2.0 million, plus 40% of the proceeds of certain life insurance policies purchased by the Bank on his behalf, up to a maximum death benefit of $4.0 million.

Pursuant to the supplemental retirement plan for Messrs. Rutkowski and Maliszewski, if the executive dies after attaining the normal retirement age and while receiving annual retirement benefits under the plan, the remaining supplemental executive retirement plan benefit shall be payable in a lump sum payment to the executive’s beneficiary. If the executive dies prior to normal retirement, no benefit is payable under the plan if the Bank maintains a life insurance arrangement on behalf of the executive at the time of his death. The Bank currently maintains such a life insurance arrangement on behalf of each executive.

The Bank has entered into split-dollar life insurance agreements with Messrs. Maliszewski and Rutkowski, pursuant to which the Bank has agreed to divide the death proceeds of certain life insurance policies owned by the Bank with their designated beneficiaries. The Bank pays all premiums on the policies, and the executives are required to execute a split-dollar endorsement for the life insurance policies purchased by the Bank. Upon the executive’s termination of employment for any reason, the split-dollar agreement will automatically terminate. Upon the death of the executive while employed, the designated beneficiary receives a death benefit of $1.0 million. The Bank is the beneficiary of any remaining death proceeds from each life insurance policy following payment of the death benefit to the executive’s beneficiary. The Bank maintains all rights of ownership over the life insurance policies, although the Bank may not sell or otherwise transfer a policy while the participant maintains an interest.

Pursuant to the Bank’s non-qualified deferred compensation plan, if a participant dies prior to receiving the entire amount credited under the plan, the Bank will make the remaining payments to the participant’s designated beneficiary. Upon the death of a beneficiary while receiving payments, the Bank will pay the balance in a lump sum to the beneficiary’s estate.

Participants in the Bank’s non-qualified deferred compensation plan are automatically 100% vested in the Bank’s contributions if they terminate employment due to death.

Upon termination due to death, outstanding stock options granted pursuant to our 2007 Equity Incentive Plan automatically vest and remain exercisable until the earlier of one year from the date of death or the expiration date of the stock options. Restricted stock awards granted to these officers under the plan also vest in full upon death. In addition, the rights to any vested benefits under a tax-qualified benefit plan are retained upon death.

Payments Made Upon a Change in Control. The employment agreements for the named executive officers provide that in the event of a change in control followed by voluntarily termination of employment (upon circumstances discussed in the agreement) or involuntarily termination of employment for reasons other than cause, the executives receive a severance payment equal to 2.99 times the average of each executive’s five preceding taxable years’ annual compensation (“base amount”). For purposes of this calculation, annual compensation will include all taxable income plus any retirement contributions or benefits made or accrued on his behalf during the period. In addition, the named executive officers will also receive the contributions they would have received under our retirement programs for a period of thirty-six months, as well as health, life, dental and disability coverage for that same time period. Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three times the individual’s “base amount” (defined as average annual taxable compensation over the five preceding calendar years) constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts. The executives’ employment agreements provide that if the total value of the benefits provided and payments made to them in connection with a change in control, either under their employment agreements alone or together with other payments and benefits that they have the right to receive from the Company and the Bank, exceed three times their base amount (“280G Limit”), their severance payment will be reduced or revised so that the aggregate payments do not exceed their 280G Limit.

Pursuant to the supplemental retirement plan for Messrs. Rutkowski and Maliszewski, upon a change in control (as defined in the plan), the executive will receive a lump sum payment equivalent to the normal retirement benefit. All benefits received under this plan count towards each executive’s 280G Limit.

Under the terms of our ESOP, upon a change in control (as defined in the plan), the plan will terminate and the plan trustee will repay in full any outstanding acquisition loan. After repayment of the acquisition loan, all remaining shares of our stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of our stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed by us on the date immediately preceding the effective date of the change in control. The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred. Payments under our ESOP are not categorized as parachute payments and, therefore, do not count towards each executive’s 280G Limit.

In addition to providing for benefits lost under the ESOP as a result of limitations imposed by the Internal Revenue Code, the supplemental executive retirement plan also provides supplemental benefits to participants upon a change in control (as defined in the plan) before the complete scheduled repayment of the ESOP loan. Mr. Szuszczewicz is currently the only participant in the plan. The supplement benefit is equal to the benefit he would have received under our ESOP, had he remained employed throughout the term of the plan’s acquisition loan, less the benefits actually provided under the ESOP on his behalf. All benefits received under this plan count towards Mr. Szuszczewicz’s 280G Limit.

In the event of a change in control of Polonia Bancorp or Polonia Bank, outstanding stock options granted pursuant to our 2007 Equity Incentive Plan automatically vest and, if the option holder is terminated other than for cause within twelve months of the change in control, will remain exercisable until the expiration date of the stock options. Restricted stock awards granted to these officers under the plan also vest in full upon a change in control. The value of the accelerated options and restricted stock grants count towards an executive’s 280G Limit.

Other Information Relating to Directors and Executive Officers

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Polonia Bancorp common stock during the year ended December 31, 2007.

Transactions with Related Persons

The Sarbanes-Oxley Act generally prohibits loans by the Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Polonia Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

In accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Polonia Bancorp’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

Submission of Business Proposals and Stockholder Nominations

The Company must receive proposals that stockholders seek to have included in the proxy statement for the Company’s next annual meeting no later than December 15, 2008. If next year’s annual meeting is held on a date more than 30 calendar days from May 20, 2009, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Corporate Secretary not less than 30 days before the date of the meeting; provided that if less than 40 days notice or prior public disclosure of the meeting is given or made to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Paul D. Rutkowski, Chief Financial Officer and Corporate Secretary, Polonia Bancorp, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania 19006. Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee. All other communications should be sent to the attention of the Chairperson of the Nominating and Governance Committee.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

The Company’s Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on March 31, 2008. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

REVOCABLE PROXY
POLONIA BANCORP
ANNUAL MEETING OF STOCKHOLDERS

May 20, 2008
8:00 a.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of Polonia Bancorp (the “Company”), consisting of Anthony J. Szuszczewicz and Paul D. Rutkowski or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 20, 2008 at 8:00 a.m., local time, at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Edward W. Lukiewski and Gordon R. Johnston, III

FOR ALL
FOR	WITHHOLD	EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm of Polonia Bancorp for the fiscal year ending December 31, 2008.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Dated:
SIGNATURE OF STOCKHOLDER

SIGNATURE OF CO-HOLDER (IF ANY)

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[Polonia Bancorp Letterhead]

Dear ESOP Participant:

On behalf of the Board of Directors, please find enclosed a voting instruction card for the purpose of conveying your voting instructions to HomeFederal Bank (the “ESOP Trustee”) on the proposals presented at the Annual Meeting of Stockholders of Polonia Bancorp (the “Company”) on May 20, 2008. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders.

As a participant in the Polonia Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your account as of March 31, 2008, the record date for the Annual Meeting of Stockholders of the Company. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the ESOP Trustee on or before May 13, 2008. If you do not direct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account, the ESOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

Please complete, sign and return the enclosed ESOP voting instruction card in the accompanying postage paid envelope. Registrar and Transfer Company will tabulate your vote on behalf of the ESOP Trustee, and your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Polonia Bank.

If you participate in several stock-based benefit plans you will receive multiple voting instruction cards. Please submit all voting instruction cards you receive.

Sincerely,

/s/ Anthony J. Szuszczewicz

Anthony J. Szuszczewicz
Chairman, President and
Chief Executive Officer

VOTING INSTRUCTION CARD
POLONIA BANCORP – ESOP
ANNUAL MEETING OF STOCKHOLDERS

May 20, 2008
8:00 a.m., Local Time

The undersigned hereby directs HomeFederal Bank, the Trustee of the Polonia Bank Employee Stock Ownership Plan (the “ESOP”), to vote the shares of common stock of Polonia Bancorp (the “Company”) allocated to the undersigned’s account, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 20, 2008 at 8:00 a.m., local time, at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania, and at any and all adjournments thereof, as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Edward W. Lukiewski and Gordon R. Johnston, III

FOR ALL
FOR	WITHHOLD	EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2008.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This voting instruction card, when properly executed and returned, will be voted as directed by the participant.

Date:
Participant sign above

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING
INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[Polonia Bancorp Letterhead]

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Polonia Bancorp (the “Company”), please find enclosed a voting instruction card for the purpose of conveying your voting instructions to Anthony J. Szuszczewicz and Paul D. Rutkowski (the “Trustees”) of the Polonia Bank Retirement Plan (the “401(k) Plan”), on the proposals presented at the Annual Meeting of Stockholders of the Company on May 20, 2008. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders.

As a 401(k) Plan participant investing in the Polonia Bancorp Stock Fund in the 401(k) Plan (the “Employer Stock Fund”), you are entitled to direct the Trustees regarding how to vote shares of Company common stock credited to your 401(k) Plan account as of March 31, 2008, the record date for the 2008 Annual Meeting of Stockholders.

To direct the Trustees on how to vote the shares of common stock held in your 401(k) Plan account, please complete, sign and return the enclosed 401(k) Plan voting instruction card in the postage paid envelope provided by Registrar and Transfer Company no later than May 13, 2008, who will tabulate your vote on behalf of the Trustees. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Polonia Bank.

If you participate in several stock-based benefit plans you will receive multiple voting instruction cards. Please submit all voting instruction cards you receive.

Sincerely,

/s/ Anthony J. Szuszczewicz

Anthony J. Szuszczewicz
Chairman, President and
Chief Executive Officer

VOTING INSTRUCTION CARD
POLONIA BANCORP – 401(k) PLAN
ANNUAL MEETING OF STOCKHOLDERS

May 20, 2008
8:00 a.m., Local Time

The undersigned hereby directs Anthony J. Szuszczewicz and Paul D. Rutkowski, the trustees of the Polonia Bank Retirement Plan (the “401(k) Plan”), to vote all shares of common stock of Polonia Bancorp (the “Company”) credited to the undersigned’s account, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 20, 2008 at 8:00 a.m., local time, at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania, and at any and all adjournments thereof, as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Edward W. Lukiewski and Gordon R. Johnston, III

FOR ALL
FOR	WITHHOLD	EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2008.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This voting instruction card, when properly executed and returned, will be voted as directed by the participant.

Date:
Participant sign above

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING
INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[Polonia Bancorp Letterhead]

Dear Stock Award Recipient:

On behalf of the Board of Directors of Polonia Bancorp (the “Company”), I am forwarding you the attached voting instruction card provided for you to convey your voting instructions to HomeFederal Bank (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Polonia Bancorp to be held on May 20, 2008. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders and a copy of the Company’s Annual Report to Stockholders.

You are entitled to vote all unvested shares of restricted Company common stock awarded to you under the Polonia Bancorp 2007 Equity Incentive Plan (the “Incentive Plan”) that are unvested as of March 31, 2008. The Incentive Plan Trustee will vote these shares of Company common stock held in the Incentive Plan Trust in accordance with instructions it receives from you and other Stock Award Recipients.

To direct the voting of the unvested shares of Company common stock awarded to you under the Incentive Plan, you must complete and sign the attached voting instruction card and return it in the enclosed postage-paid envelope no later than May 13, 2008.

If you participate in several stock-based benefit plans you will receive multiple voting instruction cards. Please submit all voting instruction cards you receive.

Sincerely,

/s/ Anthony J. Szuszczewicz

Anthony J. Szuszczewicz
Chairman, President and Chief Executive Officer

VOTING INSTRUCTION CARD
POLONIA BANCORP – EQUITY INCENTIVE PLAN
ANNUAL MEETING OF STOCKHOLDERS

May 20, 2008
8:00 a.m., Local Time

The undersigned hereby directs HomeFederal Bank (the “Trustee”), the holder of record and custodian of all unvested restricted shares of Polonia Bancorp (the “Company”) common stock awarded to me under the Polonia Bancorp 2007 Equity Incentive Plan, to vote all shares of Company common stock credited to the undersigned’s account, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 20, 2008 at 8:00 a.m., local time, at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania, and at any and all adjournments thereof, as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Edward W. Lukiewski and Gordon R. Johnston, III

FOR ALL
FOR	WITHHOLD	EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm of Polonia Bancorp for the fiscal year ending December 31, 2008.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote any unvested shares awarded to me as indicated above.

Date	Signature

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING
INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.